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                                                                   EXHIBIT 23.03



                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 25, 2000 relating to the financial statements of Retek Inc., which appear in HNC Software Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1999.



/s/  PricewaterhouseCoopers LLP




Minneapolis, Minnesota
April 13, 2000